UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NEURALSTEM, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Statement

June [___], 2010

Dear Stockholder,

I am pleased to invite you to the 2010 Annual Meeting of Stockholders of Neuralstem, Inc. The meeting will be held at our headquarters located at 9700 Great Seneca Highway Rockville, Maryland, 20850, on Monday, July 12, 2010, starting at 12:00 p.m. (local time). Only stockholders of record on June 10, 2010, are entitled to notice of, and to vote, at the meeting and at any adjournment or postponement that may take place.

The accompanying notice and proxy statement includes important information about the matters to be acted on at the meeting.

Your vote is important. On behalf of the Board, I urge you to vote promptly even if you plan to attend the meeting. Voting now will not prevent you from voting in person at the meeting if you are a stockholder of record and wish to do so.

We look forward to greeting you personally at the meeting.

Sincerely,

/s/ I. Richard Garr
I. Richard Garr
Chief Executive Officer

NEURALSTEM, INC.
9700 Great Seneca Highway
Rockville, Maryland, 20850
(301)-366-4841

Important Notice Regarding the Availability of Proxy Materials for the
 Stockholder Meeting to Be Held on July 12, 2010

The proxy statement and annual report to security holders are available at
http://proxy.neuralstem.com

 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Neuralstem Inc.:

The 2010 Annual Meeting of Stockholders of Neuralstem, Inc., a Delaware corporation, will be held at our headquarters located at 9700 Great Seneca Highway Rockville, Maryland, 20850, on Monday, July12, 2010, starting at 12:00 p.m. (local time).

Only stockholders of record on June 10, 2010, are entitled to notice of, and to vote at, the meeting and at any adjournment or postponement that may take place.  At the meeting we plan to:

1.	Elect one (1) director to the Board of Directors for a term ending in 2013 and until his successors is elected and qualified;

2.	Ratify the appointment of Stegman & Company as our independent registered public accounting firm for 2010;

3.	Approve the adoption of the 2010 Equity Compensation Plan; and

4.	Transact any other business that may properly come before the meeting or any adjournment or postponement of the meeting.

Our Board of Directors recommends that you vote FOR the election of the director nominee named in this proxy statement, FOR the ratification of the appointment of Stegman & Company as our independent registered public accounting firm for 2009, and FOR the adoption of the 2010 Equity Compensation Plan.

We cordially invite you to attend the meeting. To ensure your representation at the meeting, please vote promptly even if you plan to attend the meeting. Voting now will not prevent you from voting in person at the meeting if you are a stockholder of record and wish to do so.

By Order of the Board of Directors

/s/  I. Richard Garr
I. Richard Garr
 Chief Executive Officer

Rockville, Maryland
June [___], 2010

IMPORTANT

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares by telephone, via the Internet, or by signing, dating, and returning the enclosed proxy card will save us the expenses and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

NEURALSTEM, INC.
 9700 Great Seneca Highway
Rockville, Maryland, 20850
(301)-366-4841

PROXY STATEMENT

GENERAL

We are providing this proxy statement to you as part of a solicitation by the Board of Directors of Neuralstem, Inc. for use at our 2010 Annual Meeting of Stockholders and at any adjournment or postponement that may take place. We will hold our Annual Meeting at our headquarters, located at 9700 Great Seneca Highway Rockville, Maryland, 20850, on Monday July 12, 2010, starting at 12:00 p.m. (local time).  Only stockholders of record on June 10, 2010 (“Record Date”), are entitled to notice of and to vote at the meeting and at any adjournment or postponement that may take place.

We expect to mail, or provide notice and electronic delivery of, this proxy statement and accompanying proxy card to stockholders beginning on or about June 16, 2010.  Unless the context otherwise requires, the terms "Neuralstem," "us," "we," and "our" references Neuralstem, Inc.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
 AND THE MEETING

Q:           Why am I receiving these materials?

A:           Our Board is providing these proxy materials to you in connection with our 2010 Annual Meeting of Stockholders, which will take place on Monday July 12, 2010.  As a stockholder on the Record Date, you are invited to attend the meeting. We also encourage you to vote on the matters described in this proxy statement.

Q:           What information is contained in these materials?

A:           This proxy statement includes information about the nominee for director and the other matters to be voted on at the meeting. The proxy statement also includes information about the voting process and requirements, the compensation of directors and some of our executive officers, and certain other required information.

Q:           What can I vote on at the meeting?

A:           There are 3 matters to be voted on at the meeting:

(1)           The election of 1 director to our Board to hold office until the annual meeting of stockholders in 2013 and until their successors are elected and qualified;

(2)           The ratification of the appointment of Stegman & Company as our independent registered public accounting firm for 2010; and

(3)           The adoption of the 2010 Equity Compensation Plan.

Q:           How does the Board recommend that I vote on each of the matters?

A:           Our Board recommends that you vote your shares:

•             FOR the director nominee

•             FOR the ratification of the appointment of Stegman & Company as our independent registered public accounting firm for 2010; and

•             FOR the adoption of the 2010 Equity Compensation Plan

Q:           What classes of stock are entitled to be voted?

A:           Each share of our common stock outstanding on the Record Date is entitled to one vote on each of the items being voted on at the meeting.  On the Record Date, we had [_________] shares of common stock outstanding which are entitled to vote at our Annual Meeting. We have no other classes of stock outstanding.

Q:           What shares can I vote?

A:           You can vote all shares you owned on the Record Date. These shares include (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q:           What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:           Most of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. There are some important distinctions between shares held of record and those beneficially owned.

Stockholder of Record

If your shares are registered in your name with our transfer agent, American Stock Transfer & Trust Company, you are the stockholder of record for those shares and are receiving proxy-related materials directly from us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the meeting.

Beneficial Owner

If your shares are held in a stock brokerage account, by a bank or other nominee (commonly referred to as being held in "street name") you are the beneficial owner of those shares. Your broker, bank or nominee is the stockholder of record and therefore has forwarded proxy-related materials to you as beneficial owner. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares and are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you obtain a signed proxy from your broker, bank or nominee giving you the right to vote the shares.

Q:           How do I vote if I am a stockholder of record (as described in the question and answer above)?

A:           You can vote on the Internet or by telephone by following the instructions you received in the mail or by email. If you received a full printed set of our proxy materials in the mail, you can also vote by mail. Finally, you can vote in person at the meeting.

Q:           How do I vote if I am a beneficial owner (as described in the question and answer above)?

A:           You can vote on the Internet or by mail or telephone by following the instructions you received in the mail or by email. Also, you can vote in person at the meeting, BUT ONLY if you obtain a signed proxy from your broker, bank or nominee giving you this right.

Q:           Can I change my vote or revoke my proxy?

A:           Yes. You can change your vote or revoke your proxy at any time before the final vote at the meeting. You can do this by casting a later proxy through any of the available methods described in the questions and answers above. If you are a stockholder of record, you can also revoke your proxy by delivering a written notice of your revocation to our Corporate Secretary at our principal executive office at 9700 Great Seneca Highway Rockville, Maryland, 20850.  If you are a beneficial owner, you can revoke your proxy by following the instructions sent to you by your broker, bank or other nominee.

Q:          What does it mean if I get more than one set of proxy-related materials?

A:           It means you hold shares registered in more than one account. Follow the instructions in each set of proxy-related materials to ensure that all of your shares are voted.

Q:           What is the quorum requirement for the meeting?

A:           For a "quorum" to exist at the meeting, stockholders holding a majority of the votes entitled to be cast by the stockholders entitled to vote generally must be present in person or represented by proxy at the meeting. There must be a quorum for any action to be taken at the meeting (other than adjournment or postponement of the meeting). If you submit a properly completed proxy, even if you abstain from voting, then your shares will be counted for purposes of determining the presence of a quorum.

If a broker indicates on a proxy that it lacks discretionary authority as to certain shares to vote on a particular matter, commonly referred to as "broker non-votes," those shares will still be counted for purposes of determining the presence of a quorum at the meeting.

Q:           What is the voting requirement to approve each of the matters?

A:            In the election of directors, the nominee will be elected a director if he receives the highest number of affirmative votes.  WITHHOLDING AUTHORITY FOR THE NOMINEE and broker non-votes will not have any effect on the election of directors. You can find more information about the voting requirement for director elections below under the heading "Proposal 1—Election of Directors."

For each of the other matters, approval requires the affirmative vote of stockholders holding a majority of those shares present (in person or by proxy) and entitled to vote on the matter. If you are a beneficial owner and do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes for certain matters (as described in the question and answer immediately above). In tabulating the voting result for a proposal, shares that constitute broker non-votes are not considered as being entitled to vote on that proposal.

Please note that this year the rules regarding how brokers may vote your shares have changed. Brokers may no longer vote your shares on the election of directors in the absence of your specific instructions as to how to vote so we encourage you to provide instructions to your broker regarding the voting of your shares.

Q:           How can I vote on each of the matters?

A:           In the election of director, you may vote FOR or WITHHOLD AUTHORITY FOR THE NOMINEE. For the other matters, you may vote FOR or AGAINST the matter, or you may indicate that you wish to ABSTAIN from voting on the matter.

Q:           How will the votes be counted?

A:           Your shares will be voted according to your directions on your proxy. If you submit a proxy with no further instructions, your shares will be voted in accordance with the recommendations of our Board  ( FOR the director nominee named in this proxy statement, the ratification of the appointment of Stegman & Company as our independent registered public accounting firm for 2010, and adoption of the 2010 Equity Compensation Plan).  If you WITHHOLD AUTHORITY FOR THE NOMINEE from voting on the election of the director nominee, your vote will not be considered a vote cast with respect to that director's election and therefore will not be counted in determining whether the director received a majority of the votes cast.  If you ABSTAIN from voting on any of the other proposals, it will have the same effect as a vote AGAINST that proposal.

Q:           Who will count the votes?

A:           We will appoint one of our officers present at the meeting to act as the inspector of elections for the meeting. Also, our transfer agent will separately tabulate all votes FOR and AGAINST each matter, as well as all abstentions and broker non-votes.

Q:           Who may attend the meeting?

A:           All stockholders as of the Record Date may attend. Please bring to the meeting:

proof of ownership such as: a copy of your proxy or voting instruction card; or a copy of a brokerage or bank statement showing your share ownership as of the Record Date; and

•	proof of identification such as a valid driver's license or passport.

Q:           How will voting on any other business be conducted?

A:           We do not expect any matters to be presented for a vote at the meeting other than the matters described in this proxy statement. If you grant a proxy, either of the officers named as proxy holders, I. Richard Garr and John Conron, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters that are properly presented for a vote at the meeting and at any adjournment or postponement that may take place. If, for any unforeseen reason, any of our nominees is not available as a candidate for director, the persons named as the proxy holder will vote your proxy for another candidate nominated by our Board.

Q:           Who is paying for this proxy solicitation?

A:           We will pay the cost of soliciting the proxies.  In addition, our officers, directors and employees may solicit proxies or votes in person, by telephone or by email. These people will not be paid any additional compensation for these activities. We will send copies of proxy-related materials or additional solicitation materials to brokers, fiduciaries and custodians who will forward these materials to the beneficial owners of our shares. On request, we will reimburse brokers and other persons representing beneficial owners of shares for their reasonable expenses in forwarding these materials to beneficial owners.

BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK

The following table sets forth, as of March 9, 2010, information regarding beneficial ownership of our capital stock by:

each person, or group of affiliated persons, known by us to be the beneficial owner of 5% or more of any class of our voting securities;
each of our current directors and nominees;
each of our current named executive officers; and
all current directors and named executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership means that a person has or shares voting or investment power of a security and includes any securities that person or group has the right to acquire within 60 days after the measurement date. This table is based on information supplied by officers, directors and principal stockholders. Except as otherwise indicated, we believe that each of the beneficial owners of the common stock listed below, based on the information such beneficial owner has given to us, has sole investment and voting power with respect to such beneficial owner’s shares, except where community property laws may apply.

	Common Stock
Name and Address of Beneficial Owner(1)	Shares	Shares Underlying Convertible Securities(2)	Total	Percent of Class(2)
Directors and named executive officers
I. Richard Garr	1,413,195	2,600,000	4,013,195	9.77%
Karl Johe, Ph.D	1,705,484	2,600,000	4,305,484	10.48%
Scott Ogilvie	—	121,250	121,250	* %
William Oldaker	79,300	181,250	260,550	* %
John Conron	51,364	816,666	868,030	2.11%
All directors and executive officers as a group (5 persons)	3,249,343	6,319,166	9,568,509	23.29%

*	Less than one percent.

(1)
Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. Unless otherwise indicated, the address of the beneficial owner is c/o Neuralstem, Inc. 9700 Great Seneca Highway, Rockville, MD.

(2)
Pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, beneficial ownership includes any shares as to which a shareholder has sole or shared voting power or investment power, and also any shares which the shareholder has the right to acquire within 60 days, including upon exercise of common shares purchase options or warrant. There are 33,751,300 shares of common stock issued and outstanding as of March 9, 2009.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers, directors, and stockholders owning more than ten percent of our common stock, to file reports of ownership and changes in ownership with the SEC and to furnish us with copies of such reports. Based solely on our review of Form 3, 4 and 5’s, the following table provides information regarding any of the reports which were filed late during the fiscal year ended December 31, 2009:

Name of Reporting Person	Type of Report Filed Late	No. of Transactions Reported Late

William Oldaker	Form 4 - Statement of Change in Beneficial Ownership	1

CORPORATE GOVERNANCE

Board of Directors

Our Board consists of four members.   Our business, property and affairs are managed under the direction of the Board. Members of the Board are kept informed of the our business through discussion with the Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its Committees.

Our Board is responsible for establishing broad corporate policies and for overseeing our overall management. In addition to considering various matters which require its approval, the Board provides advice and counsel to, and ultimately monitors the performance of, our senior management.

Board Meetings

During 2009, the Board held 3 meetings and acted through unanimous written consent 3 times. Each Director attended at least 75% of all meetings of the Board and of the Committees on which the Director served. The Board currently holds regularly scheduled meetings and calls for special meetings or acts through unanimous written consents as necessary. Meetings of the Board may be held telephonically. Directors are expected to attend all board meetings and meetings of the committees of the board on which they serve and to spend the time needed and meet as frequently as necessary to properly discharge their duties. Though we do not have a formal policy regarding attendance by directors at annual meetings of stockholders, attendance is encouraged.

Classification of Board

Pursuant to our bylaws, we have a classified board of directors divided into three classes with staggered three-year terms. Only one class may be elected each year, while the directors in the other classes continue to hold office for the remainder of their three-year terms. Each class is required to have approximately the same number of directors. The Board may, on its own, determine the size of the exact number of directors on the Board and may fill vacancies on the Board. The procedure for electing and removing directors on a classified board of directors generally makes it more difficult for stockholders to change management control by replacing a majority of the board at any one time, and the classified board structure may discourage a third party tender offer or other attempt to gain control of the company and may maintain the incumbency of directors. In addition, under our bylaws, directors may only be removed from office by a vote of the majority of the shares then outstanding and eligible to vote.

Independent Directors

Our common stock is listed on NYSE AMEX. As such, we are subject to the NYSE AMEX's director independence standards. In accordance with these standards, in determining independence the Board affirmatively determines whether a director has a "material relationship" with Neuralstem that would compromise his or her independence from management or would cause him or her to fail to meet the NYSE AMEX's specific independence criteria. When assessing the "materiality" of a director's relationship with Neuralstem, the Board considers all relevant facts and circumstances, not merely from the director's standpoint, but from that of the persons or organizations with which the director has an affiliation, and, where applicable, the frequency and regularity of the services, and whether the services are being carried out at arm's length in the ordinary course of business. Material relationships can include commercial, consulting, charitable, familial and other relationships. A relationship is not material if, in the Board's judgment, it is not inconsistent with the NYSE AMEX's director independence standards and it does not compromise a director's independence from management.

Applying the NYSE AMEX’s standards, our board of directors has determined that Messrs Ogilvie and Oldaker are each “independent” as that term is defined by the NYSE Amex.   Messrs Ogilvie and Oldaker are the sole members of our: (i) Audit Committee; (ii) Compensation Committee; and (iii) Nomination and Corporate Governance Committee.

Communications with Directors

We have adopted a formal process for shareholder communications with our independent directors. The policy, which is available on our website, www.neuralstem.com is as follows:

Interested parties are invited to communicate with the non-management members of the Board by sending correspondence to the non-management members of the Board of Directors, c/o Corporate Secretary, Neuralstem, Inc. 9700 Great Seneca Highway, Rockville, Maryland 20850.

The Corporate Secretary will review all such correspondence and forward to the non-management members of the Board a summary of all such correspondence received during the prior month and copies of all such correspondence that deals with the functions of the Board or committees thereof or that otherwise is determined to require attention of the non-management directors. Non-management directors may at any time review the log of all correspondence received by us that is addressed to the non-management members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Chairman of the Audit Committee.

Code of Ethics

We have adopted several guidelines intended to promote the honest and ethical conduct of our officers, directors, employees and consultants.  They include, our "Code of Ethics” that applies to our officer, directors and employees and our “Finance Code of Professional Conduct” that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and any persons who participate in our financial reporting process.  A copy of our codes can be viewed on our website at www.neuralstem.com.

The codes incorporate our guidelines designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws and regulations. The codes also incorporate our expectations of our officers, directors and employees that enable us to provide accurate and timely disclosure in our filings with the SEC and other public communications. In addition, the codes incorporate guidelines pertaining to topics such as complying with applicable laws, rules, and regulations; reporting violations; and maintaining accountability for adherence to the codes.

 We intend to disclose future amendments to certain provisions of our codes, or waivers of such provisions on our web site within four business days following the date of such amendment or waiver.

Corporate Governance Guidelines

We have recently adopted Corporate Governance Guidelines that are intended to ensure that our Board has the necessary authority and practices in place to review and evaluate our business operations and to make decisions that are independent of management. The Corporate Governance Guidelines also are intended to align the interests of directors and management with those of our shareholders. The Corporate Governance Guidelines establish practices for the Board with regard to its oversight of the company.  Under our guidelines, the Board annually conducts a self-evaluation to assess adherence to the Corporate Governance Guidelines and identify opportunities to improve Board performance. A copy of our codes can be viewed on our website at www.neuralstem.com.

Committees

We have established 3 corporate governance committees comprising of the: (i) Audit Committee; (ii) Compensation Committee; and (iii) Nomination and Corporate Governance Committee. The committee membership and the function of each of the committees are described below.  Each committee is governed by written committee charters.  We periodically review such charters and may amend or update the process and procedures contained therein.  In the event of such amendment or update, we will promptly post our revised charter on our website.  A copy of each respective committee’s charter can be viewed on our website at www.neuralstem.com.

The table below identifies the Board’s standing committees and committee membership:

Director	Audit Committee	Nomination and Corporate Governance Committee	Compensation Committee
William Oldaker	Chair	Member	Member
Scott Ogilvie	Member	Chair	Chair
Total Meetings during 2009	4	1	1
Action Via Unanimous Written Consent	0	0	0

Each member of the Audit Committee, the Compensation Committee and the Nomination and Corporate Governance Committee is considered independent under NYSE AMEX listing criteria.

Audit Committee

We have a designated audit committee in accordance with section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Messrs Ogilvie and Oldaker. The Audit Committee assists our board in fulfilling its responsibility for the oversight of the quality and integrity of our accounting, auditing, and reporting practices, and such other duties as directed by the board. The committee's purpose is to oversee our accounting and financial reporting processes, the audits of our financial statements, the qualifications of our public accounting firm engaged by us as our independent auditor to prepare or issue an audit report on our financial statements, and the performance of our internal audit function and independent auditor. The committee reviews and assesses the qualitative aspects of financial reporting to shareholders, our processes to manage business and financial risk, and compliance with significant applicable legal, ethical, and regulatory requirements. The committee is directly responsible for the appointment (subject to shareholder ratification), compensation, retention, and oversight of our independent auditor.

Our board of directors has determined that Mr. Ogilvie is an “audit committee financial expert” within the meaning of SEC rules.  An audit committee financial expert is a person who can demonstrate the following attributes:  (1) an understanding of generally accepted accounting principles and financial statements; (2) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company’s financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and (5) an understanding of audit committee functions.

Nomination and Corporate Governance Committee

The Nomination and Corporate Governance Committee reviews and evaluates the effectiveness of our executive development and succession planning processes, as well as provides active leadership and oversight of these processes, and oversight of our corporate governance policies. The Nomination and Corporate Governance Committee also evaluates and recommends nominees for membership on our board of directors and its committees. Messrs Ogilvie and Oldaker are the members of the Nomination Committee.

There has been no material change to the procedures by which security holders may recommend nominees to our board of directors since we last provided such disclosure.  We do not have a formal policy with regard to the consideration of diversity in identifying Director nominees, but the Nomination and Corporate Governance Committee strives to nominate Directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee our businesses.

The Nomination and Governance Committee evaluates candidates for the Board on the basis of the process and standards set forth in its charter. Candidates may come to the attention of the Nomination and Governance Committee through current Board members, professional search firms, stockholders or other persons. The Nomination and Governance Committee will consider nominees recommended by our stockholders. Any stockholder wishing to propose a nominee for consideration by the Nomination and Governance Committee should submit a recommendation in writing to our Corporate Secretary at our principal executive office, indicating the nominee's qualifications and other relevant biographical information and providing confirmation of the nominee's consent to serve as a director. The Nomination and Governance Committee does not intend to alter its criteria for evaluating potential director candidates, including the criteria set forth above, in the case of director candidates recommended by stockholders. The Nomination and Governance Committee periodically considers recommendations for director candidates.

If you wish to raise a director nomination for next year's annual meeting, you must comply with the notice and other requirements described below under the heading “Shareholder Proposals"  Also, individuals wishing to raise a director for nomination for next year’s annual meeting, are encouraged to review our Amended and Restated Bylaws filed as an exhibit to our Annual Report filed with the Securities and Exchange Commission.

Compensation Committee

The Compensation Committee's role is to discharge our board’s responsibilities relating to compensation of our executives and to oversee and advise the board of directors on the adoption of policies that govern our compensation and benefit programs. Messrs Ogilvie and Oldaker are the members of the Compensation Committee.

In making its determinations with respect to compensation, the Compensation Committee relies on recommendations from our Chief Executive Officer with respect to the salaries of our senior management and bonus levels for all employees. The Compensation Committee and Chief Executive Officer work together to finalize these salary and bonus decisions. The Compensation Committee determines the compensation of the Chief Executive Officer.

Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. At present, the positions of Chairman and Chief Executive Officer are held by different individuals.  This structure makes the best use of the Chief Executive Officer's and Chairman’s respective knowledge of the Company and its industry, as well as fostering greater communication between the Company's management and the Board.

Risk Oversight

The Company has a risk management program overseen by the Chief Executive Officer. Material risks are identified and prioritized by management, and each prioritized risk is referred to a Board Committee or the full Board for oversight. For example, strategic risks are referred to the full Board while financial risks are referred to the Audit Committees. The Board regularly reviews information regarding the Company's liquidity and operations, as well as the risks associated with each, and annually reviews the Company's risk management program as a whole. Also, the Compensation Committee periodically reviews the most important risks to the Company to ensure that compensation programs do not encourage excessive risk-taking.

AUDIT COMMITTEE REPORT

This section of the proxy statement will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed filed under these Acts.

The Audit Committee is solely responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work.

Management is responsible for our financial statements, internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including with respect to auditor independence. It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. Therefore, the Audit Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and on the representations of the independent registered public accounting firm included in its report on Neuralstem’s financial statements. Furthermore, the Audit Committee's considerations and discussions with management and the independent registered public accounting firm do not assure that our financial statements are presented in accordance with generally accepted accounting principles, that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards, or that the independent registered public accounting firm is in fact "independent."

The Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. Our independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm its independence.

Based upon these reviews and discussions and the report of the independent registered public accounting firm to the Audit Committee, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee, exercising its business judgment, recommended to our Board on March 30, 2010, that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2009, filed with the SEC.

Scott Ogilvie
William Oldaker

DIRECTORS AND EXECUTIVE OFFICERS

Executive Officers and Significant Employees

The following sets forth our current executive officers and information concerning their age and background:

Name	Position	Age	Position Since
I. Richard Garr	Chief Executive Officer, President, General Counsel	57	1996

Karl Johe, Ph.D.	Chief Scientific Officer	49	1996

John Conron	Chief Financial Officer	59	4/2007

I. Richard Garr – See Bio in the section of this Proxy entitled “Proposal 1 – Election of Director”

Karl Johe, Ph.D. – See Bio in the section of this Proxy entitled “Proposal 1 – Election of Director”

Mr. John Conron has served as our Chief Financial Officer since April 1, 2007. Mr. Conron, a Certified Public Accountant, has over 30 years of experience in the field of corporate finance. Since 2003, Mr. Conron has been consulting early stage companies by providing critical outsource CFO functions such as implementation of accounting systems, creation and monitoring of internal controls, Sarbanes Oxley compliance, audit preparation, financial modeling and strategic planning. Prior to his work as a consultant, Mr. Conron worked for Cyberstar, Inc., a wholly owned subsidiary of Loral Space & Communications, Inc., where he held the position of CFO from 2000 to 2003. Mr. Conron joined Cyberstar from Transworld Telecommunications, Inc., a Qualcom spin-off which offered telecommunication services in Russia, where he served as CFO.  Mr. Conron also served as CFO and on the board of directors of Mercury Communications in London. Mercury was the European subsidiary of Cable & Wireless.

Family Relationships

There are no family relationships between any director, executive officer, or person nominated or chosen by the registrant to become a director or executive officer.

Executive Compensation

The following table sets forth information for our most recently completed fiscal year concerning the compensation of (i) the Principal Executive Officer (PEO) and (ii) all other executive officers of Neuralstem, Inc. who earned over $100,000 in salary and bonus during the last most recently completed fiscal year ended December 31, 2009(together the “Named Executive Officers”).

Name and principal position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d) (3)	Stock Awards ($) (e) (3)	Option Award ($) (f)(2)	Nonequity Incentive Plan compensation ($) (g)	Non-qualified deferred compensation earning ($) (h)	All other Compensation ($) (i)(1)	Total ($) (j)

I. Richard Garr	2009	$407,000	52,584	157,754	-			48,688	$666,026
CEO	2008	$436,750	33,917	312,033	3,437,056			88,523	$4,308,279
President, General Counsel (“PEO”)

Karl Johe	2009	$422,100	204,508	68,169	-			6,000	$700,777
Chief Scientific Officer	2008	$427,250	341,700	-	3,437,056			6,000	$4,212,006

John Conron	2009	$225,000	7,481	22,444	-			6,000	$260,925
Chief Financial Officer	2008	$208,750	18,750	60,000	1,125,581			4,500	$1,417,581

Thomas Hazel	2009	$180,000	15,000	-	-			-	$195,000
SVP of Research	2008	$100,000	7,500	-	179,411			-	$286,911

(1)           Includes automobile allowance, perquisites and other personal benefits.

(2)           For additional information regarding the valuation of Option Awards, refer to Note 2 of our financial statements in the section captioned “Stock Options

(3)           On March 30, 2010 the Compensation Committee made incentive bonus awards for 2009. The 2009 incentive bonus plan awards will made in both fully paid, fully vested common stock and cash. The common stock proportion of 2009 executive management bonuses will be awarded in the form of 253,931 fully paid; fully vested; shares of common stock. The stock award will be restricted. The shares will not be tradable by the recipients for five years unless there is a “change of control” or termination of employment.  The share awards will be based on the closing price of the shares on March 29, 2010. The shares awarded will be provided by the 2007 Stock Option Plan. The restricted common shares will be awarded as follows (assuming $2.05 per share):

2009 Equity Award Calculation
	Bonus	Equity
	Present Value	Proportion	Equity Pool	Shares
Chairman and Chief Science Officer	$272,677	25%	$68,169	33,253
Chief Executive Officer	$210,338	75%	$157,754	76,953
Chief Financial Officer	$29,925	75%	$22,444	10,948

2009 Cash Award Calculation
	Base	Cash	Cash
	Salary	Proportion	Award
Chairman and Chief Science Officer	$272,677	75%	204,508
Chief Executive Officer	$210,338	25%	52,585
Chief Financial Officer	$29,925	25%	7,481

Employment Agreements and Arrangements and Change-In-Control Arrangements

Employment Agreement with I. Richard Garr

We have a written employment agreement with Mr. Garr, our Chief Executive Officer and General Counsel. Pursuant to the agreement, as in effective, Mr. Garr is entitled to an annual salary of $407,000 paid semi-monthly of which $30,000 is paid in connection with Mr. Garr’s duties as general counsel.   In addition, the agreement provides for certain performance bonuses as determined from time to time by our Compensation Committee. Mr. Garr’s employment agreement also provides for a $500 monthly automobile allowance and the reimbursement of reasonable business expenses. The term of the agreement is until October 31, 2012.

Mr. Garr’s employment agreement also provides for severance (“Termination Provisions”) in an amount equal to the greater of: (i) the aggregate compensation remaining on his contract; or (ii) $1,000,000, in the event Mr. Garr is terminated for any reason. In the event of termination, the agreement also provides for the immediate vesting of 100% of stock options granted to Mr. Garr during his term of employment. These termination provisions apply whether employee is terminated for “cause” or “without cause.” Additionally, in the event employee voluntarily terminates his employment following a change in control and material reassignment of duties, he will also be entitled to the termination provisions under the contract. In the event of early termination, the Termination Provisions will require us to make a substantial payment to the employee. By way of example, such payments would be approximately as follows:

Officer	Termination Date	Salary(1)	Auto (2)	Accelerated Vesting of Options(3)	Total

I Richard Garr
	12/31/09	$1,153,170	$17,000	$1,548,000	$2,718,170
	03/31/10	$1,051,419	$15,500	$1,548,000	$2,614,919
	6/30/10	$1,000,000	—	$1,548,000	$2,548,000
	After 7/1/10	$1,000,000	—	$1,548,000	$2,548,000

(1)	Assumes an annual salary of $407,000. Does not include annual bonus or salary increase.

(2)	Executive is entitled to a $500 per month automobile allowance.

(3)	Derived from in the money stock options as of 12/31/09 using a market value of $1.79 for the Company’s common stock.

Mr. Garr’s agreement contains non-solicitation, confidentiality and non-competition covenants. The agreement may be terminated by either party with or without cause and without prior notice subject to the termination provisions as discussed.

Employment Agreement with Karl Johe, Ph.D.

We have a written employment agreement with Mr. Johe, our Chief Scientific Officer. Pursuant to the agreement, as in effective, Mr. Johe is entitled to an annual salary of $422,100 paid semi-monthly.  In additional, the agreement provides for certain performance bonuses as determined from time to time by our Compensation Committee.  Mr. Johe’s employment agreement also provides for a $500 monthly automobile allowance and the reimbursement of reasonable business expenses. The term of the agreement is until October 31, 2012.

Mr. Johe’s employment agreement also provides for severance (“Termination Provisions”) in an amount equal to the greater of: (i) the aggregate compensation remaining on his contract; or (ii) $1,000,000, in the event Mr. Johe is terminated for any reason. In the event of termination, the agreement also provides for the immediate vesting of 100% of stock options granted to Mr. Johe during his term of employment. These termination provisions apply whether employee is terminated for “cause” or “without cause.” Additionally, in the event employee voluntarily terminates his employment following a change in control and material reassignment of duties, he will also be entitled to the termination provisions under the contract. In the event of early termination, the Termination Provisions will require us to make a substantial payment to the employee. By way of example, such payments would be approximately as follows:
Officer	Termination Date	Salary(1)	Auto (2)	Accelerated Vesting of Options(3)	Total

Karl Johe, Ph.D
	12/31/09	$1,195,950	$17,000	$1,548,000	$2,760,950
	03/31/10	$1,090,425	$15,500	$1,548,000	$2,653,425
	6/30/10	$1,000,000	—	$1,548,000	$2,548,000
	After 7/1/10	$1,000,000	—	$1,548,000	$2,548,000

(1)	Assumes an annual salary of $422,100. Does not include annual bonus or salary increase.

(2)	Executive is entitled to a $500 per month automobile allowance.

(3)	Derived from in the money stock options as of 12/31/09 using a market value of $1.79 for the Company’s common stock.

Mr. Johe’s agreement contains non-solicitation, confidentiality and non-competition covenants. The agreement may be terminated by either party with or without cause and without prior notice subject to the termination provisions as discussed.

Employment Agreement with John Conron.

We have a written employment agreement with Mr. Conron, our Chief Financial Officer.   Pursuant to the agreement, as in effect, Mr. Conron is entitled to an annual salary of $225,000.  In addition, the agreement provides for certain performance bonuses as determined from time to time by our Compensation Committee.    Mr. Conron’s employment agreement also provides for a $500 monthly automobile allowance.

Employment Arrangement with Thomas Hazel

We have a written employee agreement with Mr. Hazel, our Senior Vice President of Research.   We pay Mr. Hazel an annual salary of $180,000 in connection with his employment.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning unexercised options; stock that has not vested; equity incentive; and awards for each Named Executive Officer outstanding as of the end of the last completed fiscal year ending December 31, 2009.

Name (a)		Number of securities underlying unexercised options (#) exercisable (b)	Number of securities underlying unexercised options (#) unexercisable (c)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#) (d)	Option exercise price ($) (e)	Option expiration date (f)	Number of shares or units of stock that have not vested (#) (g)	Market value of shares of units of stock that have not vested ($) (h)	Equity incentive plan award: Number of un- earned shares, units or other rights that have not vested (#) (i)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($) (j)

I. Richard Garr	(1)	1,200,000	0		$0.50	7/28/15
	(2)	700,000	1,400,000		$3.66	1/1/18

Karl Johe (3)	(4)	1,200,000	0		$0.50	7/28/15
	(5)		333,333		$3.01	10/31/15
	(6)	700,000	1,400,000		$3.66	1/1/18

John Conron	(7)	100,000			$3.15	4/1/15
	(8)	50,000			$2.60	4/1/18
	(9)	333,333	666,667		$2.60	4/1/18

(1)
On July 28, 2005, we granted our CEO an option to purchase 1,200,000 common shares.  The option was granted under our 2005 Stock Plan.  The option vests annually over 4 years at a rate of 300,000 per year.  The applicable vesting dates are July 28, 2006, 2007, 2008 and 2009.  The only vesting condition is Mr. Garr’s continued employment.

(2)
On January 21, 2008, we granted our CEO an option to purchase 2,100,000 common shares.  The grant has an effective date of January 1, 2008.  The option was granted under our 2007 Stock Plan.  The option vests at a rate of 700,000 per 14 month period.  The applicable vesting dates are February 28, 2009, April 30, 2010, and June 30, 2011.  The only vesting condition is Mr. Garr’s continued employment.

(3)
Outstanding equity awards for Mr. Johe do not include warrants to purchase an aggregate of 3,000,000 common shares that were issued on June 5, 2007.  For a further description of the transaction, please refer to the section of this report entitled “Transactions with Related Persons, Promoters and Certain Control Persons.”

(4)
On July 28, 2005, we granted our CSO an option to purchase 1,200,000 common shares.  The option was granted under our 2005 Stock Plan.  The option vests annually over 4 years at a rate of 300,000 per year.  The applicable vesting dates are July 28, 2006, 2007, 2008 and 2009.  The only vesting condition is Mr. Johe’s continued employment.

(5)
On September 20, 2007, we granted our Chairman and Chief Scientific Officer, an option to purchase an aggregate of 333,333 shares of our common stock at a price per share of $3.01 pursuant to our 2005 Stock Plan. The option expires 5 years from the date when they become exercisable.   The option vests on October 31, 2010.  The option is immediately exercisable upon an event which would result in an acceleration of Mr. Johe’s stock option grants under his employment agreement.

(6)
On January 21, 2008, we granted our CSO an option to purchase 2,100,000 common shares.  The grant has an effective date of January 1, 2008.  The option was granted under our 2007 Stock Plan.  The option vests at a rate of 700,000 per 14 month period.  The applicable vesting dates are February 28, 2009, April 30, 2010, and June 30, 2011.  The only vesting condition is Mr. Johe’s continued employment.

(7)	In April of 2007, we granted our CFO an option to purchase 100,000 common shares pursuant to his employment contract. The option is fully vested as of December 31, 2008.

(8)	On April 1, 2008, we granted our CFO an option to purchase 50,000 common shares. The grant was made pursuant to Mr. Conron’s employment agreement. The option was fully vested at the grant date.

(9)
On April 1, 2008, we granted our CFO an option to purchase 1,000,000 common shares.  The option vests at an annual rate of 333,333 per year.  The vesting dates are April 1, 2009, 2010 and 2011.  The only vesting condition is Mr. Conron’s continued employment.

Director Compensation

The following table summarizes the compensation for our board of directors for the fiscal year ended December 31, 2009:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
William Oldaker
Independent Director(1)	20,000		$10,959				$30,959
Audit Committee(2)	5,000		$2,740				$7,740
Compensation Committee(2)	5,000		$2,740				$7,740
Nomination Committee(2)	5,000		$2,740				$7,740

Scott Ogilvie
Independent Director(1)	20,000		$10,959				$30,959
Audit Committee(2)	5,000		$2,740				$7,740
Compensation Committee(2)	5,000		$2,740				$7,740
Nomination Committee(2)	5,000		$2,740				$7,740

(1)
On July 2, 2009, pursuant to our adopted director compensation plan, we issued to each of Messrs Ogilvie and Oldaker options to purchase 20,000 shares of our common stock.  The options were issued pursuant to our 2007 Stock Plan.  The exercise price per share is $1.17 and will expire 10 years from the date of grant.  The individual grants vest on July 2, 2010.

(2)
On July 2, 2009, pursuant to our adopted director compensation plan, we issued to each of Messrs Ogilvie and Oldaker, options to purchase 15.000 shares of our common stock (5,000 shares per each committee on which they serve). The options were issued pursuant to our 2007 Stock Plan. The exercise price per share is $1.17 and the options vest on July 2, 2010.

Director Compensation Plan

Our Compensation Committee has adopted a formal outside director compensation plan to assist us in attracting and retaining qualified directors.  Under our plan, each eligible director shall receive:

Option Grants

First Year Grant.  Upon joining the board, individual will receive options to purchase 45,000 common shares. The options shall vest as follows: (i) 25,000 shall vest on the one month anniversary of joining the Board; and (ii) 20,000 shall vest quarterly over a one year period commencing on the date such Director joins the Board. For purpose of the First Year option grant, all current eligible directors will be considered “First Year” directors and be eligible for such grant;

Annual Grant.  Starting on the first year anniversary of service, and each subsequent anniversary thereafter, each eligible director will be granted options to purchase 20,000 shares of common stock. These Annual Grants will vest quarterly during the year; and

Committee Grant.  Each Director will receive options to purchase an additional 5,000 shares for each committee on which he or she serves. These Committee Grants will vest quarterly during the year.

The exercise price for the options to be granted to the independent directors shall be the market price of the stock on each applicable grant date. The options shall expire 7 years from the grant date. The option will be granted pursuant to our 2005 Stock Plan, or as directed by the Board of Directors.

Cash Compensation

Board Retention Amount.  Each director shall receive a $20,000 annual board retainer. The retainer shall be payable quarterly commencing on January 1, 2008.

Committee Retainer.  In addition to the Board Retention Amount, each director serving on a committee shall receive an additional $5,000 per committee on which he serves.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Summarized below are certain transactions and business relationships between Neuralstem and persons who are or were an executive officer, director or holder of more than five percent of any class of our securities since January 1, 2009 or which have been proposed since December 31, 2009.

Information regarding disclosure of an employment relationship or transaction involving an executive officer and any related compensation solely resulting from that employment relationship or transaction is incorporated by reference from the sections relating to executive officer contained in the Proxy.

Information regarding disclosure of compensation to a director is incorporated by reference from the section relating to director compensation contained in this Proxy.

On February 9, 2009, our compensation committee awarded Messrs Garr and Conron 2008 discretionary cash bonuses in the amount of $312,033 and $60,000, respectively.  Both individuals voluntarily agreed to defer such bonuses until such later date as our cash position increased.  On December 28, 2009, we requested that Messrs Garr and Conron exchange their respective obligations for restricted common shares in a private placement.  As a result of the exchange, Mr. Garr received 189,111 restricted shares and Mr. Conron received 36,364 restricted shares as payment in full of their respective obligations.   The purchase price per share was $1.65.  The transaction was unanimously approved by our audit committee as well as our disinterested board members.

Equity Compensation Plan Information

The following table sets forth information with respect to our 2005 & 2007 Stock Plans as of December 31, 2009.

	(a)	(b)	(c)
	Number of Securities	Weighted-Average	Number of Securities
	to be Issued	Exercise Price of	Remaining Available for
	upon Exercise of	Outstanding	Future Issuance under
	Outstanding	Options,	Equity Compensation Plans
	Options, Warrants	Warrants and	(Excluding Securities
	and Rights	Rights	Reflected in Column (a))
Equity compensation plans approved by security holders
2005 Stock Plan, as amended	3,680,659	$1.26	319,341
2007 Stock Plan	5,615,475	3.38	534,525
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	9,296,134	$2.52	853,866

PROPOSAL 1
ELECTION OF DIRECTOR

Our Board is divided into three classes, the terms of which expire at successive annual meetings.

At this year’s annual meeting, the term of Mr. Oldaker will expire. One Director will be elected at the annual meeting to serve for a three-year term which will expire at our annual meeting in 2013. We have nominated Mr. Oldaker for this position.  Mr. Oldaker currently serves as a Director. If elected, Mr. Oldaker will continue in office until his successor has been duly elected and qualified, or until the earlier of his death, resignation or retirement. We expect the nominee to be able to serve if elected.  You can find the principal occupation and other information about the nominee below.

Unless you indicate on your proxy that you are withholding authority for the nominee from voting with respect to the nominee, the persons named as proxies will vote all proxies received FOR the election of the nominee. The nominee has consented to be named as a nominee in this proxy statement, and we expect that the nominee will be able to serve if elected. If the nominee is unavailable for election, the persons named as proxies will vote your shares FOR the election of a substitute nominee proposed by our Board.

The nominee receiving the highest number of affirmative “FOR” votes shall be elected as directors.

The Board of Directors recommends that you vote FOR Mr. Oldaker.  Proxies will be voted FOR the nominee named below unless you otherwise specify in your proxy.

Nominee for Term Expiring in 2013 (Class II)

Name	Principal Occupation	Age	Director Since
William Oldaker)	Partner at Oldaker Group LLC Director of Neuralstem, Inc.	68	2007

Mr. William Oldaker, age 68, has served on our board of directors since April 12, 2007. Mr. Oldaker is a founder and partner in the Washington, D.C. law firm of Oldaker Group LLC. Prior to founding the firm in 1993, Mr. Oldaker was a partner in the Washington office of the law firm of Manatt, Phelps and Phillips from 1987 to 1993. In 2004, Mr. Oldaker was a founder of Washington First Bank in Washington, D.C. and serves as a member of the board of directors. He previously served as a director of Century National Bank, from 1982 until its acquisition in 2001. Mr. Oldaker was appointed by President Clinton to serve as a commissioner on the National Bioethics Advisory Commission, a post he held until 2001. He is a member of the Colorado, D.C. and Iowa Bar Associations, the Bar Association for the Court of Appeals, D.C., and the Bar of the United States Supreme Court. He is also a partner in The National Group, a consulting firm. In evaluating Mr. Oldaker’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his extensive experience with managing and developing federal government regulations and expertise in the legislative process. He also was a founding member, and has served on the board of directors of a bank for almost thirty years.

Directors Whose Terms Will Expire in 2011 (Class III)

Name	Principal Occupation	Age	Director Since
I. Richard Garr	Chief Executive Officer, President, General Counsel and Director of Neuralstem, Inc.	57	1996

Karl Johe, Ph.D	Chief Scientific Officer, Chairman of the Board and Director of Neuralstem, Inc.	49	1996

Mr. I. Richard Garr, JD, age 57, has been a director and our Chief Executive Officer since 1996.  Mr. Garr was previously an attorney with Beli, Weil & Jacobs, the B&G Companies, and Circle Management Companies. Mr. Garr is a graduate of Drew University (1976) and the Columbus School of Law, The Catholic University of America (1979). Additionally, he was a founder and current Board member of the First Star Foundation, a children’s charity focused on abused children’s issues; a founder of The Starlight Foundation Mid Atlantic chapter, which focuses on helping seriously ill children; and is a past Honorary Chairman of the Brain Tumor Society. In evaluating Mr. Garr’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his broad experience in Neural Stem Cells.  He is among the longest serving executives in the field.

Mr. Karl Johe, Ph.D., age 49, has been a director, Chairman of the Board and our Chief Scientific Officer since 1996. Dr. Johe has over 15 years of research and laboratory experience. Dr. Johe is the sole inventor of Neuralstem’s granted stem cell patents and is responsible for the strategic planning and development of our therapeutic products. Dr. Johe received his Bachelor of Arts Degree in Chemistry and a Master’s Degree from the University of Kansas. Dr. Johe received his doctorate from the Albert Einstein College of Medicine of Yeshiva University. From 1993 to January 1997, Dr. Johe served as a Staff Scientist at the Laboratory of Molecular Biology of the National Institute of Neurological Disease and Stroke in Bethesda, Maryland. While holding this position, Dr. Johe conducted research on the isolation of neural stem cells, the elucidation of mechanisms directing cell type specification of central nervous system stem cells and the establishment of an in vitro model of mammalian neurogenesis. In evaluating Dr. Johe’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his extensive experience in international  science and business communities.  He is also multilingual.

Director Whose Term Will Expire in 2012 (Class I)

Name	Principal Occupation	Age	Director Since
Scott Ogilvie	CEO and President of Gulf Enterprises International, Ltd. Director of Neuralstem, Inc.	55	2007

Mr. Scott V. Ogilvie, age 55, has served on our board of directors since April 12, 2007.  Mr. Ogilvie is President of AFIN International, Inc., a private equity/business advisory firm, which he founded in 2006.  Prior to December 31, 2009, he was CEO of Gulf Enterprises International, Ltd, (“Gulf”) a company that brings strategic partners, expertise and investment capital to the Middle East and North Africa. He held this position since August of 2006. Mr. Ogilvie previously served as Chief Operating Officer of CIC Group, Inc., an investment manager, a position he held from 2001 to 2007. He began his career as a corporate and securities lawyer with Hill, Farrer & Burrill, and has extensive public and private corporate board experience in finance, real estate, and technology companies.  During the past 5 years, Mr. Ogilvie has served on the board of directors of Neuralstem, Inc. (NYSE AMEX:CUR), Innovative Card Technologies, Inc. (OTCBB:INVC) and Preferred Voice Inc, (OTCBD:PRFV) and GenSpera, Inc. (OTCBB: GNSZ). In evaluating Mr. Ogilvie’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his prior work in both public and private organizations regarding corporate finance, securities and compliance and international business development.

PROPOSAL  2
RATIFICATION OF AUDIT COMMITTEE'S SELECTION OF STEGMAN & COMPANY AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010

The Audit Committee has appointed Stegman & Company as the independent registered public accounting firm to audit the accounts of Neuralstem for 2010.  Stegman & Company has audited our accounts and records since 2007. Representatives of Stegman & Company are expected to attend the 2010 annual meeting and to respond to appropriate questions, and they will have the opportunity to make a statement if they wish.

We are asking our stockholders to ratify the selection of Stegman & Company as our independent registered public accounting firm. Although ratification is not required, our Board is submitting the selection of Stegman & Company to stockholders for ratification because we value our stockholders' views on our independent registered public accounting firm and as a matter of good corporate practice. In the event stockholders fail to ratify the appointment of Stegman & Company, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that the change would be in the best interests of Neuralstem and our stockholders.

The Board of Directors recommends that you vote FOR the ratification of Stegman & Company as our independent registered public accounting firm for 2010.  Proxies will be voted FOR the ratification of Stegman & Company as our independent registered public accounting firm for 2010 unless you otherwise specify in your proxy.

PROPOSAL 3
ADOPTION OF 2010 EQUITY COMPENSATION PLAN

We are asking our stockholders to approve the adoption of the 2010 Equity Compensation Plan (the “Plan”).  Under the Plan, we will reserve 7,000,000 common shares for awards to our employees, directors, officers and consultants.  The Compensation Committee and the full board of directors believe that in order to successfully attract and retain the best possible candidates, we must continue to offer a competitive equity incentive program.  Upon review, our Compensation Committee and board determined that the provisions as well as shares available for future awards under our existing plans were insufficient to achieve such goal.  Therefore, the Compensation Committee recommended, and the full board of directors approved, subject to stockholder approval, the adoption of the Plan.

Summary of the Plan

The following summary of the Plan is qualified in its entirety by the specific language of the Plan as proposed to be amended, which is included in this proxy statement as Appendix A.

General. The Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Code, to our employees and nonstatutory stock options, restricted stock, performance units, performance shares, RSUs, and other stock based awards to our employees, directors, and consultants. The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees, directors, and consultants and to promote the success of our business.

Common Stock Available Under the Plan. Assuming stockholders approve this proposal, a total of 7,000,000 shares of common stock will have been reserved for issuance pursuant to the Plan.

If an award expires or is terminated or canceled without having been exercised or settled in full, or is forfeited back to or repurchased by us, the terminated portion of the award (or forfeited or repurchased shares subject to the award) will become available for future grant or sale under the Plan (unless the Plan has terminated). Shares are not deemed to be issued under the Plan with respect to any portion of an award that is settled in cash or to the extent such shares are withheld in satisfaction of tax withholding obligations. If the exercise or purchase price of an award is paid for through the tender of shares, or tax withholding obligations are met through the tender or withholding of shares, those shares tendered or withheld will again be available for issuance under the Plan. However, shares that have actually been transferred to a financial institution or other person or entity selected by the Plan administrator will not be returned to the Plan and will not be available for future distribution under the Plan.

Administration of the Plan. Our board of directors, or one or more committees appointed by our board of directors, will administer our Plan (the “administrator”). In the case of awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Compensation Committee will consist of two or more “outside directors” within the meaning of Section 162(m) of the Code to enable us to receive a federal tax deduction for certain compensation paid under the Plan. The administrator has the power to determine the terms of the awards, including the exercise price (which may be changed by the administrator after the date of grant), the number of shares subject to each award (subject to the limits under the Plan), the exercisability of the awards and the form of consideration payable upon exercise. The administrator also has the power to implement an award exchange program, an award transfer program (whereby awards may be transferred to a financial institution or other person or entity selected by the Plan administrator), and a program through which participants may reduce cash compensation payable in exchange for awards, and to create other stock based awards that are valued in whole or in part by reference to (or are otherwise based on) shares of our common stock (or the cash equivalent of such shares).

Eligibility.  Nonstatutory stock options, restricted stock, stock appreciation rights, performance units, performance shares, RSUs, and other stock based awards may be granted under the Plan to our employees, directors, and consultants. Incentive stock options may be granted only to employees. As of December 31, 2009, we had 8  employees,  four directors (including two employee directors) and 7 consultants and temporary workers.

Limitations. Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain of our executive officers. In order to preserve our ability to deduct the compensation income associated with certain awards granted to such persons.

Options. A stock option is the right to purchase shares of our common stock at a fixed exercise price for a fixed period of time. Each option is evidenced by a stock option agreement and is subject to the following terms and conditions:

Number of Options. The administrator will determine the number of shares granted to any eligible individual pursuant to a stock option.

Exercise Price. The administrator will determine the exercise price of options granted under our Plan at the time the options are granted, but with respect to nonstatutory stock options intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code and all incentive stock options, the exercise price generally must be at least equal to the fair market value of our common stock on the date of grant. The exercise price of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value on the date such option is granted. The fair market value of common stock generally is determined with reference to the closing sale price for our common stock (or the closing bid if no sales were reported) on the day the option is granted.

Exercise of Option; Form of Consideration. The administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. To the extent permitted by applicable law, the Plan permits payment to be made by cash, check, promissory note, other shares of our common stock (with some restrictions), cashless exercises, a reduction in the amount of our liability to the participant, any combination of the prior methods of payment or any other form of consideration permitted by applicable law.

Term of Option. The term of stock options will be stated in the stock option agreement. However, the term of an incentive stock option may not exceed ten years, except that with respect to any participant who owns 10% of the voting power of all classes of our outstanding capital stock, the term must not exceed five years. No option may be exercised after the expiration of its term.

Termination of Service. After termination of service, an option holder may exercise his or her option for the period of time determined by the administrator and stated in the option agreement. In the absence of a time specified in a participant’s award agreement, a participant may exercise the option within three months of such termination, to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the option agreement), unless such participant’s service terminates due to the participant’s death or disability, in which case the participant or, if the participant has died, the participant’s estate, beneficiary designated in accordance with the administrator’s requirements or the person who acquires the right to exercise the option by bequest or inheritance may exercise the option, to the extent the option was vested on the date of termination (or to the extent the vesting is accelerated upon the participant’s death), within one year from the date of such termination.

Nontransferability of Options. Unless otherwise determined by the administrator, options granted under the Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee’s lifetime only by the optionee. However, the administrator may at any time implement an award transfer program (whereby awards may be transferred to a financial institution or other person or entity selected by the Plan administrator).

Restricted Stock. Restricted stock awards are awards of shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator may impose whatever conditions to vesting it determines to be appropriate including, if the administrator has determined it is desirable for the award to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, that the restricted stock will vest based on the achievement of performance goals. Each award of restricted stock is evidenced by an award agreement specifying the terms and conditions of the award. The administrator will determine the number of shares of restricted stock granted to any employee. The administrator also determines the purchase price of any grants of restricted stock and, unless the administrator determines otherwise, shares that do not vest typically will be subject to forfeiture or to our right of repurchase, which we may exercise upon the voluntary or involuntary termination of the purchaser’s service with us for any reason including death or disability.

Restricted Stock Units. RSUs are awards of restricted stock, performance shares, or performance units that are paid out in installments or on a deferred basis. The administrator determines the terms and conditions of RSUs. Each RSU award will be evidenced by an award agreement that will specify terms and conditions as the administrator may determine in its sole discretion, including, without limitation whatever conditions to vesting it determines to be appropriate. As with awards of restricted stock, performance shares, and performance units, the administrator may set restrictions with respect to the RSUs based on the achievement of specific performance goals. The administrator also determines the number of shares granted pursuant to a RSU award.

Performance Shares and Performance Units. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will establish performance goals in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. The performance goals may be based upon the achievement of company-wide, divisional, or individual goals (including solely continued service), applicable securities laws or other basis determined by the administrator. Payment for performance units and performance shares may be made in cash or in shares of our common stock with equivalent value, or in some combination, as determined by the administrator. Performance units will have an initial dollar value established by the administrator prior to the grant date. Performance shares will have an initial value equal to the fair market value of our common stock on the grant date. The administrator also determines the number of performance shares and performance units granted to any employee. Each performance unit and performance share is evidenced by an award agreement, and is subject to the terms and conditions determined by the administrator.

Other Stock Based Awards. The administrator has the authority to create awards under the Plan in addition to those specifically described in the Plan. These awards must be valued in whole or in part by reference to, or must otherwise be based on, the shares of our common stock (or the cash equivalent of such shares). These awards may be granted either alone, in addition to, or in tandem with, other awards granted under the Plan and/or cash awards made outside the Plan. Each other stock based award will be evidenced by an award agreement that will specify terms and conditions as the administrator may determine.

Transferability of Awards. Unless the administrator determines otherwise, our Plan does not allow for the transfer of awards other than by will, by the laws of descent and distribution, or pursuant to an award transfer program which the administrator has reserved the discretion to implement from time to time. Only the participant may exercise an award during his or her lifetime.

Performance Goals. As discussed above, under Section 162(m) of the Code, the annual compensation paid to the chief executive officer, the chief financial officer, and each of the other three most highly compensated executive officers (our named executive officers) may not be deductible to the extent it exceeds $1,000,000. However, we are able to preserve the deductibility of compensation in excess of $1,000,000 if the conditions of Section 162(m) of the Code are met. These conditions include stockholder approval of the Plan, setting limits on the number of awards that any individual may receive, and for awards other than options establishing performance criteria that must be met before the award actually will vest or be paid. The administrator (in its discretion) may make performance goals applicable to a participant.  The performance goals may differ from participant to participant and from award to award. Any criteria used may be measured, as applicable, in absolute terms or in relative terms (including passage of time and/or against another company or companies), on a per-share basis, against the performance of the company as a whole or any segment of the company, and on a pre-tax or after-tax basis.

Adjustments upon Changes in Capitalization. In the event that our stock changes by reason of any dividend (excluding an ordinary dividend) or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of our securities, or other similar change in our capital structure, the administrator will make the adjustments to the number and class of shares of common stock subject to the Plan, the maximum number of shares of common stock that may be issued to any individual in any fiscal year pursuant to awards, and the number, class, and price of shares of common stock subject to any outstanding award.

Adjustments upon Liquidation or Dissolution. In the event of our liquidation or dissolution, any unexercised award will terminate. The administrator may, in its sole discretion, provide that each participant will have the right to exercise all or any part of the award, including shares as to which the award would not otherwise be exercisable.

Adjustments upon Merger or Change in Control. Our Plan provides that in the event of a merger with or into another corporation or our “change in control,” including the sale of all or substantially all of our assets, the successor corporation will assume or substitute an equivalent award for each outstanding award. Unless determined otherwise by the administrator, any outstanding options not assumed or substituted for will be fully vested and exercisable, including as to shares that would not otherwise have been vested and exercisable, for a period of up to 15 days from the date of notice to the holder of such award. The option or stock appreciation right will terminate at the end of such period. Unless determined otherwise by the administrator, any restricted stock, performance shares, performance units, RSUs, or other stock based awards not assumed or substituted for will be fully vested as to all of the shares subject to the award, including shares which would not otherwise be vested. In the event an outside director is terminated immediately prior to or following a change in control, other than pursuant to a voluntary resignation, the awards he or she received under the Plan will fully vest and become immediately exercisable.

Amendment and Termination of Our Plan. Our Plan will automatically terminate in 2020, unless we terminate it sooner. In addition, our board of directors has the authority to amend, suspend, or terminate our Plan provided it does not adversely affect any award previously granted under our Plan.

Plan Benefits

The amount and timing of awards granted under the Plan are determined in the sole discretion of the administrator and therefore cannot be determined in advance. The future awards that would be received under the Plan by executive officers and other employees are discretionary and are therefore not determinable at this time.

U.S. Federal Income Tax Information

Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise, or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Unless limited by Section 162(m) of the Code, we are generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee is subject to tax withholding. Unless limited by Section 162(m) of the Code, we are generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units. A participant generally will not have taxable income at the time an award of restricted stock and RSUs are granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the award becomes either (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture (e.g., vested). However, a holder of a restricted stock award may elect to recognize income at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the award less any amount paid for the shares on the date the award is granted.

Our Tax Impact from Awards. We generally will be entitled to a tax deduction in connection with an award under the Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our named executive officers. Under Section 162(m) of the Code, the annual compensation paid to named executive officers may not be deductible to the extent it exceeds $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) of the Code are met. These conditions include stockholder approval of the Plan and setting limits on the number of awards that any individual may receive per year. The Plan has been designed to permit the administrator to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m) of the Code, which permits us to continue to receive a federal income tax deduction in connection with such awards.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN INDIVIDUAL’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE.

The Board of Directors recommends that you vote FOR the adoption of the 2010 Equity Compensation Plan.  Proxies will be voted FOR the adoption of the 2010 Equity Compensation Plan unless you otherwise specify in your proxy.

PROPOSAL 4
OTHER MATTERS

The Board does not know of any other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the 2010 Annual Meeting, the persons appointed as proxies will vote on such matters in accordance with their best judgment.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit and Non-Audit Fees

The following table summarizes the approximate aggregate fees billed to us or expected to be billed to us by our independent auditors for our 2009 and 2008 fiscal years:

Type of Fees	2009	2008
Audit Fees
Stegman & Company	$69,256	$66,426
Audit Related Fees	-	-
Tax Fees
Stegman & Company	6,000	6,000
All Other Fees
Total Fees	$75,256	$78,426

All of the services performed by Stegman & Company described above were approved in advance by the Audit Committee.

Pre-Approval Policies and Procedures

The Audit Committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm.  Our Audit Committee reviewed and pre-approved all audit and non-audit fees for services provided by Stegman & Company and has determined that the provision of such services to us during fiscal 2009 and in connection with the audit of our 2009 fiscal year financials is compatible with and did not impair independence. It is the practice of the Audit Committee to consider and approve in advance all auditing and non-auditing services provided to us by our independent auditors in accordance with the applicable requirements of the SEC. Stegman & Company did not provide us with any services, other than those listed above. Our independent registered public accounting firm may not be retained to perform the non-audit services specified in Section 10A(g) of the Exchange Act.

ANNUAL REPORT ON FORM 10-K AND OTHER SEC FILINGS

Enclosed herewith is our Annual Report on Form 10-K for the 2009 fiscal year. Additional copies may be requested in writing. Such requests should be submitted to Mr. John Conron, Chief Financial Officer, Neuralstem, Inc., 9700 Great Seneca Highway, Rockville, Maryland 20850, Exhibits to Form 10-K, as amended, will also be provided upon specific request. The materials will be provided without charge.

You can also obtain copies of this Proxy Statement, our Annual Report and exhibits, as well as other filings we make with the SEC, on the SEC's website at www.sec.gov.

SHAREHOLDER PROPOSALS

Shareholders who, in accordance with SEC Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s Annual Meeting Proxy Statement must submit their proposals so that they are received at our principal executive offices no later than the close of business on February 16, 2011. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

In order to be properly brought before the 2011 Annual Meeting, a shareholder’s notice of a matter the shareholder wishes to present (other than a matter brought pursuant to SEC Rule 14a-8), or the person or persons the shareholder wishes to nominate as a director, must be delivered to our principal executive offices not less than 90 nor more than 120 days before the first anniversary of the date of our 2010 Annual Meeting.   As a result, any notice given by a shareholder pursuant to these provisions of our Bylaws (and not pursuant to the SEC Rule 14a-8) must be received no earlier than March 14, 2011, and no later than April 13, 2011, unless our Annual Meeting date occurs more than 30 days before or after July 12, 2011. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or, if the first public announcement of the date of the annual meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the meeting.

To be in proper form, a shareholder’s notice must include the specified information concerning the proposal or nominee as described in our Bylaws. A shareholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about our Bylaw and SEC requirements. We will not consider any proposal or nomination that does not meet the Bylaw and SEC requirements for submitting a proposal or nomination.  Pursuant to SEC Rule 14a-4(c)(1), if proposals are received prior to the meeting they may be voted upon with the discretionary authority granted to the proxies in this proxy statement and attached proxy card.

Notices of intention to present proposals at the 2011 Annual Meeting should be addressed to Corporate Secretary, We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

SOLICITATION COSTS AND EXPENSES

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to our directors, officers or other regular employees for such services.

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for a vote at the meeting, other than the proposals described in this proxy statement. If you grant a proxy, each of the persons named as proxy holder, I. Richard Garr and Karl Johe, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

By Order of the Board of Directors

/s/ I. Richard Garr
June [___], 2010	Chief Executive Officer,

Appendix A

NEURALSTEM, INC.

2010 EQUITY COMPENSATION PLAN

1.	Purposes of the Plan. The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and Other Stock Based Awards.

2.	Definitions. As used herein, the following definitions will apply:

(a)       “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b)       “Applicable Laws” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c)       “Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares or Other Stock Based Awards.

(d)       “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e)        “Award Transfer Program” means any program instituted by the Administrator which would permit Participants the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator.

(f)        “Awarded Stock” means the Common Stock subject to an Award.

(g)       “Board” means the Board of Directors of the Company.

(h)       “Change in Control” means the occurrence of any of the following events:

(i)          Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities and within three (3) years from the date of such acquisition, a merger or consolidation of the Company with or into the person (or affiliate thereof) holding such beneficial ownership of securities of the Company is consummated; or

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(ii)          The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(iii)         A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv)        The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

For purposes of this Section, “affiliate” will mean, with respect to any specified person, any other person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such specified person (“control,” “controlled by” and “under common control with” will mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through ownership of voting securities, by contact or credit arrangement, as trustee or executor, or otherwise).

(i)        “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(j)        “Committee” means a committee of Directors or other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 of the Plan.

(k)       “Common Stock” means the Common Stock of the Company, or in the case of Performance Units and certain Other Stock Based Awards, the cash equivalent thereof.

(l)        “Company” means Neuralstem, Inc., a Delaware corporation, or any successor thereto.

(m)      “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(n)       “Director” means a member of the Board.

(o)       “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(p)       “Dividend Equivalent” means a credit, made at the discretion of the Administrator, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant.

(q)       “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

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(r)        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)       “Exchange Program” means a program under which outstanding Awards or awards under prior or existing equity compensation plans are surrendered or cancelled in exchange for Awards of the same type, or (ii) Awards of a different type, and/or cash.  Notwithstanding the foregoing, in no event will any exchange pursuant to an Exchange Program result in the reduction of the exercise price of an outstanding Award.

(t)        “Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

(i)          If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal  or such other source as the Administrator deems reliable;

(ii)         If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal  or such other source as the Administrator deems reliable; or

(iii)         In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

(iv)        Notwithstanding the preceding, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

(u)       “Fiscal Year” means the fiscal year of the Company.

(v)       “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(w)      “Individual Objectives” means as to a Participant, the objective and measurable goals set by a “management by objectives” process and approved by the Committee (in its discretion).

(x)        “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(y)       “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(z)        “Option” means a stock option granted pursuant to the Plan.

(aa)     “Other Stock Based Awards” means any other awards not specifically described in the Plan that are valued in whole or in part by reference to, or are otherwise based on, Shares and are created by the Administrator pursuant to Section 11.

(bb)     “Outside Director” means a Director who is not an Employee.

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(cc)     “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(dd)     “Participant” means the holder of an outstanding Award granted under the Plan.

(ee)     “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Committee (in its discretion) to be applicable to a Participant with respect to an Award. The Performance Goals may differ from Participant to Participant and from Award to Award. Any criteria used may be measured, as applicable, in absolute or relative terms (including passage of time and/or against another company or companies), on a per share basis, against the performance of the Company as a whole or any segment of the Company, and on a pre-tax or after-tax basis.

(ff)       “Performance Share” means an Award granted to a Service Provider pursuant to Section 9 of the Plan.

(gg)     “Performance Unit” means an Award granted to a Service Provider pursuant to Section 9 of the Plan.

(hh)     “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(ii)       “Plan” means this 2010 Stock Plan.

(jj)       “Restricted Stock” means shares of Common Stock issued pursuant to a Restricted Stock award under Section 8, Section 10 or Section 11 of the Plan or issued pursuant to the early exercise of an Option.

(kk)     “Restricted Stock Unit” means an Award that the Administrator permits to be paid in installments or on a deferred basis pursuant to Section 10 of the Plan.

(ll)       “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(mm)    “Section 16(b)” means Section 16(b) of the Exchange Act.

(nn)     “Service Provider” means an Employee, Director or Consultant.

(oo)     “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(pp)     “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(qq)     “Unvested Awards” means Options or Restricted Stock that (i) were granted to an individual in connection with such individual’s position as a Service Provider and (ii) are still subject to vesting or lapsing of Company repurchase rights or similar restrictions.

3.	Stock Subject to the Plan.

(a)       Stock Subject to the Plan. Subject to the provisions of Sections 14 of the Plan, the maximum number of Shares that may be issued under the Plan is 7,000,000. The Shares may be authorized, but unissued, or reacquired Common Stock. Shares shall not be deemed to have been issued pursuant to the Plan (i) with respect to any portion of an Award that is settled in cash, or (ii) to the extent such Shares are withheld in satisfaction of tax withholding obligations. Upon payment in Shares pursuant to the exercise of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If a Participant pays the exercise price (or purchase price, if applicable) of an Award through the tender of Shares, the number of Shares so tendered shall again be available for issuance pursuant to future Awards under the Plan. Notwithstanding anything in the Plan, or any Award Agreement to the contrary, Shares attributable to Awards transferred under any Award Transfer Program shall not be again available for grant under the Plan.

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(b)       Lapsed Awards. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available for grant under the Plan.

4.	Administration of the Plan.

(a)        Procedure.

(i)           Section 162(m). To the extent that the Administrator determines it to be desirable and necessary to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(ii)           Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii)         Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(iv)         Delegation of Authority for Day-to-Day Administration. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

(b)       Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)           to determine the Fair Market Value;

(ii)          to select the Service Providers to whom Awards may be granted hereunder;

(iii)        to determine the number of Shares to be covered by each Award granted hereunder;

(iv)        to approve forms of agreement for use under the Plan;

(v)         to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, will determine;

(vi)        to institute an Exchange Program;

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(vii)       to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii)      to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable foreign tax laws;

(ix)         to modify or amend each Award (subject to Section 17(c) and 17(d) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Awards longer than is otherwise provided for in the Plan;

(x)          to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of any Shares to be withheld will be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose will be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xi)         to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii)        to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award;

(xiii)       to implement an Award Transfer Program;

(xiv)       to determine whether Awards will be settled in Shares, cash or in any combination thereof;

(xv)       to determine whether Awards will be adjusted for Dividend Equivalents;

(xvi)       to create Other Stock Based Awards for issuance under the Plan;

(xvii)      to establish a program whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

(xviii)     to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers; and

(xix)        to make all other determinations deemed necessary or advisable for administering the Plan.

(c)       Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5.                Eligibility. Nonstatutory Stock Options, Restricted Stock, Performance Units, Performance Shares, Restricted Stock Units and Other Stock Based Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

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6.                Limitations.

(a)       ISO $100,000 Rule. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(b)       No Rights as a Service Provider. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing his or her relationship as a Service Provider, nor shall they interfere in any way with the right of the Participant or the right of the Company or its Parent or Subsidiaries to terminate such relationship at any time, with or without cause.

(c)       162(m) Limitation. For purposes of qualifying Awards as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Award to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Awards which are intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

7.               Stock Options.

(a)        Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(b)       Option Exercise Price and Consideration.

(i)          Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(1)       In the case of an Incentive Stock Option

(A)         granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.

(B)          granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

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(2)        In the case of a Nonstatutory Stock Option, the per Share exercise price will be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

(3)        Notwithstanding the foregoing, Incentive Stock Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

(ii)          Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(c)       Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration to the extent permitted by Applicable Laws may consist entirely of:

(i)          cash;

(ii)         check;

(iii)        promissory note;

(iv)        other Shares which meet the conditions established by the Administrator to avoid adverse accounting consequences (as determined by the Administrator);

(v)         consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(vi)        a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant’s participation in any Company-sponsored deferred compensation program or arrangement;

(vii)       any combination of the foregoing methods of payment; or

(viii)      such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(d)       Exercise of Option.

(i)          Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (x) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (y) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Awarded Stock, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan or the applicable Award Agreement.

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Exercising an Option in any manner will decrease the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)          Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan on the date one (1) month following the Participant’s termination. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii)         Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan on the date one (1) month following the Participant’s termination. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv)        Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan on the date one (1) month following the Participant’s death. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(e)       Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

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8.               Restricted Stock.

(a)       Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine. Subject to any restrictions specifically provided for in this Plan, the Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock award granted to any Participant, and (ii) the conditions, if any, that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component, upon which is conditioned the grant, vesting or issuance of Restricted Stock.

(b)       Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

(c)       Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise

(d)       Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)       Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)        Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)       Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h)       Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

9.               Performance Units and Performance Shares.

(a)       Grant of Performance Units/Shares. Subject to the terms and conditions of the Plan, Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. Subject to any restrictions specifically provided for in this Plan, the Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b)       Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

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(c)       Performance Objectives and Other Terms. The Administrator will set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives must be met will be called the “Performance Period.” Each Award of Performance Units/ Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d)       Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives for such Performance Unit/Share.

(e)       Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon after the expiration of the applicable Performance Period at the time determined by the Administrator. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f)        Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

10.             Restricted Stock Units. Restricted Stock Units shall consist of a Restricted Stock, Performance Share or Performance Unit Award that the Administrator, in its sole discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator.

11.             Other Stock Based Awards. Other Stock Based Awards may be granted either alone, in addition to, or in tandem with, other Awards granted under the Plan and/or cash awards made outside of the Plan. The Administrator shall have authority to determine the Service Providers to whom and the time or times at which Other Stock Based Awards shall be made, the amount of such Other Stock Based Awards, and all other conditions of the Other Stock Based Awards including any dividend and/or voting rights.

12.             Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence and will resume on the date the Participant returns to work on a regular schedule as determined by the Company; provided, however, that no vesting credit will be awarded for the time vesting has been suspended during such leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary.  For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91 st  day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

13.             Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

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14.             Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a)        Adjustments. In the event that any dividend (excluding an ordinary dividend) or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, then the Administrator shall appropriately adjust the number and class of Shares which may be delivered under the Plan, the 162(m) limits under Section 6(c) of the Plan, and the number, class, and price of Shares subject to outstanding Awards. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

(b)       Dissolution or Liquidation. In the event that any dividend (excluding an ordinary dividend) or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs then the Administrator shall appropriately adjust the number and class of Shares which may be delivered under the Plan, the 162(m) limits under Section 6(c) of the Plan, and the number, class, and price of Shares subject to outstanding Awards. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

(c)       Merger or Change in Control.  In the absence of any specific language contained in the Award Agreement:

(i)          Stock Options. In the event of a merger or Change in Control, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. With respect to Options granted to an Outside Director that are assumed or substituted for, if immediately prior to or after the merger or Change in Control the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant, then the Participant shall fully vest in and have the right to exercise such Options as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. Unless determined otherwise by the Administrator, in the event that the successor corporation refuses to assume or substitute for the Option, the Participant shall fully vest in and have the right to exercise the Option as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option is not assumed or substituted in the event of a merger or Change in Control, the Administrator shall notify the Participant in writing or electronically that the Option shall be exercisable, to the extent vested, for a period of up to fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or Change in Control, the option confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Awarded Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control. Notwithstanding anything herein to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-merger or post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

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(ii)          Restricted Stock, Performance Shares, Performance Units, Restricted Stock Units and Other Stock Based Awards. In the event of a merger or Change in Control, each outstanding Restricted Stock, Performance Share, Performance Unit, Other Stock Based Award and Restricted Stock Unit awards shall be assumed or an equivalent Restricted Stock, Performance Share, Performance Unit, Other Stock Based Award and Restricted Stock Unit award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. With respect to Awards granted to an Outside Director that are assumed or substituted for, if immediately prior to or after the merger or Change in Control the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant, then the Participant shall fully vest in such Awards, including Shares as to which it would not otherwise be vested. Unless determined otherwise by the Administrator, in the event that the successor corporation refuses to assume or substitute for the Restricted Stock, Performance Share, Performance Unit, Other Stock Based Award or Restricted Stock Unit award, the Participant shall fully vest in the Restricted Stock, Performance Share, Performance Unit, Other Stock Based Award or Restricted Stock Unit including as to Shares which would not otherwise be vested. For the purposes of this paragraph, a Restricted Stock, Performance Share, Performance Unit, Other Stock Based Award and Restricted Stock Unit award shall be considered assumed if, following the merger or Change in Control, the award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received, for each Share and each unit/right to acquire a Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control. Notwithstanding anything herein to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-merger or post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

15.             Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

16.             Term of Plan. Subject to Section 21 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years unless terminated earlier under Section 17 of the Plan.

17.             Amendment and Termination of the Plan.

(a)        Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b)        Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)        Effect of Amendment or Termination. Subject to Section 19 of the Plan, no amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

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(d)       No Repricing.  Notwithstanding any other provision herein or in any agreement evidencing any Award, in no case (except due to an adjustment contemplated by Section 14 or any repricing that may be approved by shareholders) shall any action be taken with respect to the Plan or any Award hereunder that would constitute a repricing (by amendment, substitution, cancellation and regrant, exchange or other means) of the per share exercise price of any Award.

18.             Conditions Upon Issuance of Shares.

(a)         Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)         Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

19.             Severability. Notwithstanding any contrary provision of the Plan or an Award to the contrary, if any one or more of the provisions (or any part thereof) of this Plan or the Awards shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan or Award, as applicable, shall not in any way be affected or impaired thereby.

20.             Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

21.             Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

22.             Nonexclusivity Of The Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and other equity awards otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

14

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NEURALSTEM INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints I Richard Garr and Karl Johe, and each of them, as proxies, with full power of substitution, to vote all shares of common stock of Neuralstem, Inc. that the undersigned is entitled to vote at the 2010 Annual Meeting of Stockholders of Neuralstem, Inc. to be held at 12 p.m., eastern standard time on Monday, July 12, 2010, and at any adjournment or postponement thereof.

This proxy authorizes the persons named above, and each of them, to vote at their discretion on any other matter that may come before the meeting or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

NEURALSTEM INC.

July 12, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://proxy.neuralstem.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

100333000000000000000 4 071210

YOUR BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE NOMINEE FOR DIRECTOR, AND "FOR" PROPOSAL 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The election of 1 director to our Board to hold office until his term expires and until his successor is elected and qualified.

NOMINEE:

☐ FOR THE NOMINEE — William Oldaker Class II Nominee to serve until 2013

☐ WITHHOLD AUTHORITY FOR THE NOMINEE

	FOR	AGAINST	ABSTAIN
2. The ratification of the appointment of Stegman & Company as our independent registered public accounting firm for 2010.	☐	☐	☐
3. Approval of the 2010 Equity Compensation Plan.	☐	☐	☐
4. Upon the transaction of any other matters which may properly come before the meeting or any adjournment thereof.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

NEURALSTEM INC.

July 12, 2010

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://proxy.neuralstem.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

10033300000000000000 4   071210

YOUR BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE NOMINEE FOR DIRECTOR, AND "FOR" PROPOSAL 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The election of 1 director to our Board to hold office until his term expires and until his successor is elected and qualified.

NOMINEE:

☐ FOR THE NOMINEE — William Oldaker *Class II Nominee to serve until 2013*

☐ WITHHOLD AUTHORITY FOR THE NOMINEE

	FOR	AGAINST	ABSTAIN
2. The ratification of the appointment of Stegman & Company as our independent registered public accounting firm for 2010.	☐	☐	☐
3. Approval of the 2010 Equity Compensation Plan.	☐	☐	☐
4. Upon the transaction of any other matters which may properly come before the meeting or any adjournment thereof.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.